                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)     January 12, 2005
                                                -------------------------------

                            ROCKY SHOES & BOOTS, INC.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Ohio                          0-21026                31-1364046
-------------------------------------------------------------------------------
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)

          39 East Canal Street, Nelsonville, Ohio                45764
-------------------------------------------------------------------------------
         (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code (740) 753-1951
                                                   ----------------------------

                                 Not Applicable
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         On January 12, 2005, Rocky Shoes & Boots, Inc. (the "Company") issued a press release regarding the promotions of David Sharp to President and Chief Operating Officer of the Company and James E. McDonald to Executive Vice President and Chief Financial Officer of the Company. A copy of the Company's press release is furnished as Exhibit 99 to this Form 8-K and is incorporated into this Item 5.02 by reference.

         Mr. Sharp, 49, also serves as the President and Chief Operating Officer of the Company's various subsidiaries, effective as of January 12, 2005. He previously served as Executive Vice President and Chief Operating Officer of the Company from March 2002 until the present promotion. He served as Senior Vice President - Sales and Operations from June 2001 until March 2002, as Vice President of Sales and Marketing from October 2000 until June 2001, and as Vice President of Manufacturing Operations and Marketing from June 2000 until October 2000. Mr. Sharp served as Executive Vice President and Chief Operating Officer of certain of the Company's subsidiaries, Five Star Enterprises, Ltd. ("Five Star") and Lifestyle Footwear, Inc. ("Lifestyle") since August 2003 and of Rocky Canada, Inc. ("Rocky Canada") since July 2003. Prior to that time, he served as Senior Vice President - Sales and Operations of Five Star and Lifestyle from February 2002 until August 2003. Prior to joining the Company, from September 1994 until October 1999, Mr. Sharp served in various capacities, including Vice President and General Manager, of an operating division of H.H. Brown, Inc., a wholly owned subsidiary of Berkshire-Hathaway, Inc., engaged in the footwear business. Mr. Sharp also has held various senior sales and marketing positions at Acme Boot Co., Inc. and Converse, Inc. from June 1991 until September 1994.

         Mr. McDonald, 44, also serves as the Executive Vice President and Chief Financial Officer of the Company's various subsidiaries, effective as of January 12, 2005. He previously served as Vice President and Chief Financial Officer of the Company from June 2001 until the present promotion. He has also served as Treasurer since June 2003. Mr. McDonald has served as Vice President and Chief Financial Officer of Five Star and Lifestyle since February 2002 and of Rocky Canada since July 2003. He has served as Treasurer of Five Star and Lifestyle since August 2003 and Rocky Canada since July 2003. Prior to joining the Company, from July 1996 until June 2001, Mr. McDonald served as Chief Financial Officer for two operating divisions of H.H. Brown, Inc., a wholly owned subsidiary of Berkshire-Hathaway, Inc., engaged in the footwear business. Mr. McDonald also served as Controller of Wright's Knitwear Corporation, a privately held manufacturer of apparel.

         The information contained or incorporated by reference in this Form 8-K contains forward-looking statements, including certain plans, expectations, goals, and projections, which are subject to numerous assumptions, risks, and uncertainties. A number of factors, including but not limited to those set forth under the heading "Business Risks" included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003, and other factors described from time to time in the Company's other filings with the Securities and Exchange Commission, could cause actual conditions, events, or results to differ significantly from those described in the forward-looking statements. All forward-looking statements included in this Form 8-K are based on information available at the time of the report. The Company assumes no obligation to update any forward-looking statement.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (C)      EXHIBITS.

             Exhibit No.                        Description

                 99 Press Release, dated January 12, 2005, entitled "Rocky Shoes & Boots, Inc. Announces Executive Promotions"

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ROCKY SHOES & BOOTS, INC.


Date:  January 18, 2005                By: /s/ James E. McDonald
                                           -------------------------------------
                                           James E. McDonald, Executive Vice
                                           President and Chief Financial Officer

                                  EXHIBIT INDEX

      Exhibit No.                           Description

         99 Press Release, dated January 12, 2005, entitled "Rocky Shoes & Boots, Inc. Announces Executive Promotions"